UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2012

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

Beginning with the quarter ended June 30, 2012, the Company changed its segment reporting structure following its acquisition of substantially all of the assets of Grubb & Ellis Company (“Grubb & Ellis”). As a result, for the quarter ended June 30, 2012, the Company’s operations consisted of two reportable segments, Financial Services and Real Estate Services. Prior to the quarter ended June 30, 2012, the Company had one reportable segment.

In connection with the revised segment presentation in this Current Report on Form 8-K, the Company is updating the following items that were originally included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 to reflect the changes noted above:

•	Part I, Item 1. Business, attached hereto as Exhibit 99.1 and incorporated herein by reference; and

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, attached hereto as Exhibit 99.2 and incorporated herein by reference; and

•	Part II, Item 8. Financial Statements and Supplementary Data, attached hereto as Exhibit 99.3 and incorporated herein by reference.

In addition, the Company is updating the following items that were originally included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012 to reflect the changes noted above:

•	Part I, Item 1. Financial Statements (unaudited), attached hereto as Exhibit 99.4 and incorporated herein by reference; and

•	Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, attached hereto as Exhibit 99.5 and incorporated herein by reference.

The information included in this Current Report on Form 8-K is presented for information purposes only, in connection with the above-described segment reporting change. There is no change to the Company’s previously reported consolidated net operating results, financial condition or cash flows. This Current Report does not reflect events occurring subsequent to the filing of the Company’s Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) on March 15, 2012 or subsequent to the filing of the Company’s Quarterly Report on Form 10-Q with the SEC on May 8, 2012, and it does not modify or update the disclosures therein in any way other than as required to reflect the change in segment reporting structure as described above.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

23.1	Consent of Ernst & Young LLP

99.1	Business (superseding Part I, Item 1 of the Annual Report on Form 10-K for the year ended December 31, 2011).

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II, Item 7 of the Annual Report on Form 10-K for the year ended December 31, 2011).

99.3	Financial Statements and Supplementary Data (superseding Part II, Item 8 of the Annual Report on Form 10-K for the year ended December 31, 2011).

99.4	Financial Statements (unaudited) (superseding Part I, Item 1 of the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012).

99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part I, Item 2 of the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012).

101.1	The following materials from BGC Partners’ Annual Report on Form 10-K for the period ended December 31, 2011 are formatted in eXtensible Business Reporting Language (XBRL): (i) the Consolidated Statements of Financial Condition, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Changes in Equity, and (vi) Notes to the Consolidated Financial Statements, tagged as blocks of text. This Exhibit 101 is deemed not filed for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

101.2	The following materials from BGC Partners’ Quarterly Report on Form 10-Q for the period ended March 31, 2012 are formatted in eXtensible Business Reporting Language (XBRL): (i) the Unaudited Condensed Consolidated Statements of Financial Condition, (ii) the Unaudited Condensed Consolidated Statements of Operations, (iii) the Unaudited Condensed Consolidated Statements of Comprehensive Income, (iv) the Unaudited Condensed Consolidated Statements of Cash Flows, (v) the Unaudited Condensed Consolidated Statements of Changes in Equity, and (vi) Notes to the Unaudited Condensed Consolidated Financial Statements, tagged as blocks of text. This Exhibit 101 is deemed not filed for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: August 8, 2012	By:	/S/ HOWARD W. LUTNICK
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer

[Signature page to Form 8-K, dated August 8, 2012, regarding the Company’s change to its segment reporting structure]

EXHIBIT INDEX

Exhibit Number	Exhibit Title

23.1	Consent of Ernst & Young LLP

99.1	Business (superseding Part I, Item 1 of the Annual Report on Form 10-K for the year ended December 31, 2011).

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part II, Item 7 of the Annual Report on Form 10-K for the year ended December 31, 2011).

99.3	Financial Statements and Supplementary Data (superseding Part II, Item 8 of the Annual Report on Form 10-K for the year ended December 31, 2011).

99.4	Financial Statements (unaudited) (superseding Part I, Item 1 of the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012).

99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operations (superseding Part I, Item 2 of the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012).

101.1	The following materials from BGC Partners’ Annual Report on Form 10-K for the period ended December 31, 2011 are formatted in eXtensible Business Reporting Language (XBRL): (i) the Consolidated Statements of Financial Condition, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Cash Flows, (v) the Consolidated Statements of Changes in Equity, and (vi) Notes to the Consolidated Financial Statements, tagged as blocks of text. This Exhibit 101 is deemed not filed for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

101.2	The following materials from BGC Partners’ Quarterly Report on Form 10-Q for the period ended March 31, 2012 are formatted in eXtensible Business Reporting Language (XBRL): (i) the Unaudited Condensed Consolidated Statements of Financial Condition, (ii) the Unaudited Condensed Consolidated Statements of Operations, (iii) the Unaudited Condensed Consolidated Statements of Comprehensive Income, (iv) the Unaudited Condensed Consolidated Statements of Cash Flows, (v) the Unaudited Condensed Consolidated Statements of Changes in Equity, and (vi) Notes to the Unaudited Condensed Consolidated Financial Statements, tagged as blocks of text. This Exhibit 101 is deemed not filed for purposes of Sections 11 and 12 of the Securities Act of 1933 and Section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.